Note 11 - Income Taxes	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Income Tax Disclosure [Text Block]

Note 11. Income Taxes

Income before income taxes for each of the two years in the period ended December 31, 2021 was subject to taxation under United States jurisdictions only. The provision for income taxes consists of the following (in thousands):

	2021	2020
Current:
Federal	$(3)	$(2)
State	92	100
Total current income taxes	89	98
Deferred:
Federal	-	-
State	-	-
Total deferred income taxes	-	-
Total provision for income taxes	$89	$98

On March 27, 2020, the CARES Act was enacted in response to the COVID-19 pandemic. The CARES Act, among other things, permits net operating loss carryforwards generated in taxable years beginning after December 31, 2017, to offset 100% of taxable income for taxable years beginning before January 1, 2021, and 80% of taxable income in taxable years beginning after December 31, 2020. In addition, the CARES Act allows net operating losses incurred in taxable years beginning after December 31, 2017, and before January 1, 2021, to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The adoption of these provisions did not have a material impact on the Company’s financial position or results of operations.

On December 27, 2020, the Consolidated Appropriations Act, 2021 (the “Appropriations Act”) was enacted in response to the COVID-19 pandemic. The Appropriations Act, among other things, temporarily extends through December 31, 2025, certain expiring tax provisions, including look-through treatment of payments of dividends, interest, rents, and royalties received or accrued from related controlled foreign corporations. Additionally, the Appropriations Act enacts new provisions and extends certain provisions originated within the CARES Act, including an extension of time for repayment of the deferred portion of employees’ payroll tax through December 31, 2021, and a temporary allowance for full deduction of certain business meals. Avalon has elected not to defer the employees’ portion of payroll tax. Management is currently evaluating the other provisions of the Appropriations Act, but at present time does not expect that the other provisions of the Appropriations Act would result in a material tax or cash benefit.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 2021 and 2020 are as follows (in thousands):

	2021	2020
Deferred tax assets:
Accounts receivable, allowance for doubtful accounts	$66	$68
Reserves not deductible until paid	4	55
Net operating loss carryforwards
Federal	2,168	2,170
State	883	816
Federal tax credit	877	733
Operating lease liabilities	402	416
Other	92	69
Gross deferred tax assets	4,492	4,327
Less valuation allowance	(2,351)	(2,269)
Deferred tax assets net of valuation allowance	$2,141	$2,058

Deferred tax liabilities:
Property and equipment	$(1,731)	$(1,552)
Operating lease right of use assets	(402)	(416)
Other	-	(82)
Gross deferred tax liabilities	$(2,133)	$(2,050)
Net deferred tax asset	$8	$8

The $2,133,000 of deferred tax liabilities will reverse in the same period and jurisdiction and is of the same character as the temporary differences giving rise to the $2,141,000 of deferred tax assets. Avalon has not provided a valuation allowance on the amount of deferred tax assets that it estimates will be utilized. If future taxable income is less than the amount that has been assumed in assessing the recoverability of the deferred tax assets, then an increase in the valuation allowance will be required, with a corresponding increase to income tax expense. Likewise, should Avalon ascertain in the future that it is more likely than not that deferred tax assets will be realized in excess of the net deferred tax assets, all or a portion of the $2,351,000 valuation allowance as of December 31, 2021, would be reversed as a benefit to the provision for income taxes in the period such determination was made.

The provision for income taxes differs from the amount of income tax determined by applying the applicable U.S. statutory federal income tax rate to the income before income taxes as a result of the following differences (in thousands):

	2021	2020
Income before income taxes	$1,736	$52
Less net loss attributable to non-controlling interest in subsidiary	(324)	(60)
Income before income taxes attributable to
Avalon Holdings Corporation common shareholders	2,060	112
Federal statutory rate	21%	21%
Computed Federal provision for income taxes	433	24
State income taxes, net of federal income tax benefits	71	79
Change in valuation allowance	82	226
Increase in available federal tax credit	(144)	(80)
Other nondeductible expenses	38	16
Other nontaxable income	(411)	(168)
Other, net	20	1
Total provision for income taxes	$89	$98

Avalon is subject to income taxes in the U.S. federal and various states jurisdictions. With few exceptions, Avalon is no longer subject to U.S. federal, state and local income tax examinations by taxing authorities for the years before 2017. Avalon recognizes any interest and penalty assessed by taxing authorities as a component of interest expense and other expense, respectively. There were no accruals for the payment of interest and penalties for 2021 and 2020.

Avalon made net income tax payments of approximately $65,000 and $148,000 in 2021 and 2020, respectively. At December 31, 2021, Avalon has taxable loss carryforwards for federal income tax purposes aggregating approximately $10,306,000 which are available to offset future federal taxable income. Legislation under the Tax Act allows for corporations to carryforward net operating losses generated beginning in 2018 indefinitely.  Net operating losses generated in 2018 may offset 80% of future taxable income. Of the $10,306,000 taxable loss carryforwards, $2,076,000 is carryforward indefinitely to offset 80% of future taxable income. Net operating losses generated prior to 2018 expire in 2023 through 2037. In addition, at December 31, 2021, certain subsidiaries of Avalon have net operating loss carryforwards for state purposes of approximately $11,180,000 which are available to offset future state taxable income. These carryforwards expire at various dates through 2040. A valuation allowance has been provided because it is more likely than not that the deferred tax assets relating to certain of the federal and state loss carryforwards will not be realized.